
                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY


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                                FOREIGN GUARANTY

                         dated as of November 28, 2001,


                                      among

                               SIFTO CANADA INC.,


                               SALT UNION LIMITED,


                        each other Foreign Subsidiary of
                            SALT HOLDINGS CORPORATION
                                identified herein

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent

                                   ----------


===============================================================================

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                                TABLE OF CONTENTS

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
                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  CREDIT AGREEMENT ............................................   2

SECTION 1.02.  OTHER DEFINED TERMS .........................................   2

                                   ARTICLE II

                                    GUARANTY

SECTION 2.01.  GUARANTY ....................................................   3

SECTION 2.02.  GUARANTY OF PAYMENT .........................................   4

SECTION 2.03.  NO LIMITATIONS, ETC. ........................................   4

SECTION 2.04.  REINSTATEMENT ...............................................   8

SECTION 2.05.  AGREEMENT TO PAY; SUBROGATION ...............................   8

SECTION 2.06.  INFORMATION .................................................   8

                                   ARTICLE III

                    INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 3.01.  INDEMNITY AND SUBROGATION ...................................   9

SECTION 3.02.  CONTRIBUTION AND SUBROGATION ................................   9

SECTION 3.03.  SUBORDINATION ...............................................   9

                                   ARTICLE IV

                                  MISCELLANEOUS

SECTION 4.01.  NOTICES .....................................................  10

SECTION 4.02.  SURVIVAL OF AGREEMENT .......................................  10

SECTION 4.03.  BINDING EFFECT; SEVERAL AGREEMENT ...........................  10

SECTION 4.04.  SUCCESSORS AND ASSIGNS ......................................  11

SECTION 4.05.  COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION .......  11

SECTION 4.06.  GOVERNING LAW ...............................................  12

SECTION 4.07.  WAIVERS; AMENDMENT ..........................................  12

SECTION 4.08.  WAIVER OF JURY TRIAL ........................................  13

SECTION 4.09.  SEVERABILITY ................................................  13

SECTION 4.10.  COUNTERPARTS ................................................  13

                                       -i-
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
SECTION 4.11.  HEADINGS ....................................................  13

SECTION 4.12.  JURISDICTION; CONSENT TO SERVICE OF PROCESS .................  14

SECTION 4.13.  TERMINATION OR RELEASE ......................................  14

SECTION 4.14.  ADDITIONAL FOREIGN SUBSIDIARY GUARANTORS ....................  15

SECTION 4.15.  RIGHT OF SETOFF .............................................  15

SECTION 4.16.  CALCULATING CANADIAN INTEREST ...............................  16

SECTION 4.17.  FOREIGN CURRENCY OBLIGATIONS ................................  16

SECTION 4.18.  TAXES PAYABLE BY FOREIGN GUARANTOR ..........................  17


SCHEDULES

Schedule I        Foreign Subsidiary Guarantors


ANNEXES

Annex I           Supplement No. [  ] to the Foreign Guaranty

                                      -ii-
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                                    FOREIGN GUARANTY dated as of November 28,
                           2001, among SIFTO CANADA INC., a company incorporated under the laws of the province of Ontario, Canada (the "CANADIAN BORROWER"), SALT UNION LIMITED, a company incorporated under the laws of England and Wales (the "UK BORROWER" and, together with the Canadian Borrower, the "FOREIGN BORROWERS"), each other Foreign Subsidiary of SALT HOLDINGS CORPORATION, a Delaware corporation ("HOLDINGS"), listed on Schedule I hereto (the "FOREIGN SUBSIDIARY GUARANTORS"; the Foreign Borrowers and the Foreign Subsidiary Guarantors are referred to collectively herein as the "FOREIGN GUARANTORS") and JPMORGAN CHASE BANK, a New York banking corporation ("CHASE"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined below).

           Reference is made to the Credit Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Holdings, COMPASS MINERALS GROUP, INC. (the "US BORROWER"), the Foreign Borrowers (together with the US Borrower, the "BORROWERS"), the lenders from time to time party thereto (the "LENDERS"), Chase, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), J.P. MORGAN BANK CANADA, as Canadian Agent, and CHASE MANHATTAN INTERNATIONAL LIMITED, as UK Agent.

           The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Foreign Subsidiary Guarantors are affiliates of the Foreign Borrowers and each Foreign Borrower is an affiliate of the other Foreign Borrower. The Foreign Subsidiary Guarantors will derive substantial benefits from the extensions of credit to the Foreign Borrowers and each of the Foreign Borrowers will derive substantial benefits from the extensions of credit to the other Foreign Borrower, in each case pursuant to the Credit Agreement. The Foreign Guarantors are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

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                                                                               2

                                    ARTICLE I

                                   DEFINITIONS

           SECTION 1.01. CREDIT AGREEMENT. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

           (b) The rules of construction specified in Section 1.02 and Section
10.06 of the Credit Agreement also apply to this Agreement.

           SECTION 1.02. OTHER DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

           "CREDIT AGREEMENT" has the meaning assigned to such term in the preliminary statement of this Agreement.

           "FOREIGN CREDIT AGREEMENT OBLIGATIONS" means all Foreign Obligations other than obligations described in clauses (d) and (e) of the definition of the term "Foreign Obligations".

           "FOREIGN OBLIGATIONS" means (a) the due and punctual payment by each Foreign Borrower of (i) all amounts due in respect of B/As and the principal of, premium (if any) and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Canadian Revolving Loans, the UK Revolving Loans, the Canadian Intercompany Note and the UK Intercompany Note, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of each Foreign Borrower to any of the Secured Parties under the Credit Agreement and each of the other Credit Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Foreign Borrower under or pursuant to the Credit Agreement and each of the other Credit Documents, (c) the due and punctual payment and performance of all the obligations of each other Foreign Credit Party under or pursuant to this Agreement and each of the other Credit Documents, (d) the due and punctual payment and performance of all obligations of each Foreign Credit Party under each

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Interest Rate Protection Agreement and each Other Hedging Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Interest Rate Protection Agreement or Other Hedging Agreement, as applicable, is entered into and (e) the due and punctual payment and performance of all monetary obligations and other liabilities of each Foreign Credit Party to the Administrative Agent or any of its Affiliates in respect of overdrafts and related liabilities and obligations arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds; PROVIDED that no obligation or liability shall be included in the definition of the term "Foreign Obligations" to the extent that, if it were so included, this Foreign Guaranty would constitute unlawful financial assistance within the meaning of Sections 151 and 152 of the Companies Act 1985 (United Kingdom) (it being understood and agreed that the exclusion of any obligation or liability from the definition of the term "Foreign Obligations" pursuant to this proviso shall constitute under
Section 8.08 of the Credit Agreement the failure of this Agreement to be in full force and effect).

           "INDEMNITEE" has the meaning assigned to such term in Section
4.05(b).

           "SECURED PARTIES" means (a) the Lenders, (b) the Collateral Agent,
(c) the Administrative Agent (and any Affiliate of the Administrative Agent to which any obligations described in clause (e) of the definition of the term "Foreign Obligations" is owed), (d) the Canadian Agent, (e) the UK Agent, (f) each counterparty to any Interest Rate Protection Agreement or Other Hedging Agreement with a Foreign Credit Party that either (i) is in effect on the Effective Date if such counterparty is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date if such counterparty is a Lender or an Affiliate of a Lender at the time such Interest Rate Protection Agreement or Other Hedging Agreement, as applicable, is entered into, (g) the beneficiaries of each indemnification obligation undertaken by any Foreign Credit Party under any Credit Document and (h) the successors and assigns of each of the foregoing.

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                                                                               4

                                   ARTICLE II

                                    Guaranty

           SECTION 2.01. GUARANTY. Each Foreign Guarantor unconditionally guarantees, jointly with the other Foreign Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Foreign Obligations. Each of the Foreign Guarantors further agrees that the Foreign Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guaranty notwithstanding any extension or renewal of any Foreign Obligation. Each of the Foreign Guarantors waives presentment to, demand of payment from and protest to each of the Foreign Borrowers or any other Foreign Credit Party of any of the Foreign Obligations, and also waives notice of acceptance of its guaranty and notice of protest for nonpayment.

           SECTION 2.02. GUARANTY OF PAYMENT. Each of the Foreign Guarantors further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Foreign Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Foreign Borrower or any other Person.

           SECTION 2.03. NO LIMITATIONS, ETC. (a) Except for termination of a Foreign Guarantor's obligations hereunder as expressly provided in Section 4.13, the obligations of each Foreign Guarantor hereunder are continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Foreign Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Foreign Guarantor hereunder shall not be discharged or impaired or otherwise affected by
(i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or

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provisions of, any Credit Document or any other agreement, including with respect to any other Foreign Guarantor under this Agreement; (iii) the release, non-perfection or invalidity of any security held by the Collateral Agent or any other Secured Party for the Foreign Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Foreign Obligations; (v) any extension, other indulgence, renewal, settlement, discharge, compromise, waiver, subordination or release in respect of any Foreign Obligation, security, Person or otherwise; (vi) any increase or decrease in the principal, the rates of interest or other amounts payable in respect of the Foreign Obligations; (vii) any change in the existence, structure, constitution, name, objects, powers, business, control or ownership of any Foreign Borrower or Foreign Credit Party or any other Person, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Foreign Borrower or Foreign Credit Party or any other Person or its assets; (viii) the existence of any claim, set-off or other rights that the Foreign Guarantor may have at any time against any Foreign Borrower or Foreign Credit Party, any Applicable Agent, any Lender, or any other Person, whether in connection herewith or any unrelated transactions; (ix) any limitation, postponement, prohibition, subordination or other restriction on the rights of any Agent or any other Secured Party to payment of the Foreign Obligations; (x) any release, substitution or addition of any cosigner, endorser or other Foreign Guarantor of the Foreign Obligations; (xi) any defense arising by reason of any failure of any Agent or any other Secured Party to make any presentment, demand for performance, notice of non-performance, protest, and any other notice, including notice of all of the following: acceptance of this Foreign Guaranty, partial payment or non-payment of all or any part of the Foreign Obligations and the existence, creation, or incurring of new or additional Foreign Obligations;
(xii) any defense arising by reason of any failure of any Agent or any other Secured Party to proceed against any Foreign Borrower or Foreign Credit Party or any other Person, to proceed against, apply or exhaust any security held from any Foreign Borrower or Foreign Credit Party or any other Person for the Foreign Obligations, to proceed against, apply or exhaust any security held from the Foreign Guarantor or any other Person for this Foreign Guaranty or to pursue any other remedy in the power of any Agent or any other Secured Party whatsoever;
(xiii) any law that provides that the Foreign Obligation of a Foreign Guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal Foreign Obligation or that reduces a Foreign Guarantor's Foreign Obligation in proportion to the

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principal Foreign Obligation; (xiv) any defense arising by reason of any incapacity, lack of authority, or other defense of any Foreign Borrower or Foreign Credit Party or any other Person, or by reason of the cessation from any cause whatsoever of the liability of any Foreign Borrower or Foreign Credit Party or any other Person with respect to all or any part of the Foreign Obligations; (xv) any defense arising by reason of any failure by any Agent or any other Secured Party to obtain, perfect or maintain a perfected or prior (or any) security interest in or lien or encumbrance upon any property of any Foreign Borrower or Foreign Credit Party or any other Person, or by reason of any interest of any Agent or any other Secured Party in any property, whether as owner thereof or the holder of a security interest therein or lien or encumbrance thereon, being invalidated, voided, declared fraudulent or preferential or otherwise set aside, or by reason of any impairment by any Agent or any other Secured Party of any right to recourse or collateral; (xvi) any defense arising by reason of the failure of any Agent or any other Secured Party to marshall any assets; (xvii) any defense based upon any failure of any Agent or any other Secured Party to give to any Foreign Borrower or Foreign Credit Party or the Foreign Guarantor notice of any sale or other disposition of any property securing any or all of the Foreign Obligations or any guarantee thereof, or any defect in any notice that may be given in connection with any sale or other disposition of any such property, or any failure of any Agent or any other Secured Party to comply with any provision of applicable law in enforcing any security interest in or lien upon any such property, including any failure by any Agent or any other Secured Party to dispose of any such property in a commercially reasonable manner; (xviii) any dealing whatsoever with any Foreign Borrower or Foreign Credit Party or other Person or any security, whether negligently or not, or any failure to do so; (xix) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Foreign Borrower or Foreign Credit Party or any other Person, including any discharge of, or bar against collecting, any of the Foreign Obligations, in or as a result of any such proceeding; or (xx) any other act or omission that may or might in any manner or to any extent vary the risk of any Foreign Guarantor or otherwise operate as a discharge of any Foreign Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Foreign Obligations). The foregoing provisions apply (and the foregoing waivers will be effective) even if the effect of any action (or failure to take action) by any Agent or any other Secured Party is to

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destroy or diminish the Foreign Guarantor's subrogation rights, the Foreign
Guarantor's right to proceed against any Foreign Borrower or Foreign Credit Party for reimbursement, the Foreign Guarantor's right to recover contribution from any other Foreign Guarantor or any other right or remedy. The taking and holding of security (to the extent permitted by the Credit Documents) for the payment and performance of this Agreement and the other Foreign Obligations (other than obligations in respect of the Canadian Intercompany Note and the UK Intercompany Note), the exchange, waiver or release of any or all such security (with or without consideration), the enforcement or application of such security and the direction of the order and manner of any sale thereof in their sole discretion or the release or substitution of any one or more other guarantors or obligors upon or in respect of the Foreign Obligations will not affect the obligations of any Foreign Guarantor hereunder.

           (b) To the fullest extent permitted by applicable law, each Foreign Guarantor waives any defense based on or arising out of any defense of any Foreign Borrower or any other Foreign Credit Party or the unenforceability of the Foreign Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Foreign Borrower or any other Foreign Credit Party, other than the indefeasible payment in full in cash of all the Foreign Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Foreign Obligations, make any other accommodation with any Foreign Borrower or any other Credit Party or exercise any other right or remedy available to them against any Foreign Borrower or any other Credit Party, without affecting or impairing in any way the liability of any Foreign Guarantor hereunder except to the extent the Foreign Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Foreign Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Foreign Guarantor against any Foreign Borrower or any other Foreign Credit Party, as the case may be, or any security.

           SECTION 2.04. REINSTATEMENT. Each of the Foreign Guarantors agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Foreign

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Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Foreign Borrower, any other Foreign Credit Party or otherwise.

           SECTION 2.05. AGREEMENT TO PAY; SUBROGATION. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Foreign Guarantor by virtue hereof, upon the failure of any Foreign Borrower or any other Foreign Credit Party to pay any Foreign Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Foreign Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Foreign Obligation. Upon payment by any Foreign Guarantor of any sums to the Collateral Agent as provided above, all rights of such Foreign Guarantor against any Foreign Borrower or any other Foreign Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

           SECTION 2.06. INFORMATION. Each Foreign Guarantor assumes all responsibility for being and keeping itself informed of each Foreign Borrower's and each other Credit Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Foreign Obligations and the nature, scope and extent of the risks that such Foreign Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Foreign Guarantor of information known to it or any of them regarding such circumstances or risks.

                                   ARTICLE III

                    INDEMNITY, SUBROGATION AND SUBORDINATION

           SECTION 3.01. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Foreign Guarantors may have under applicable law (but subject to Section 3.03), each Foreign Borrower agrees that
(a) in the event a payment shall be made by any Foreign Guarantor under this Agreement, each Foreign Borrower shall indemnify such Foreign Guarantor for the full amount of such payment and such Foreign Guarantor shall be subrogated to the rights of the Person to whom such payment shall have

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been made to the extent of such payment and (b) in the event any assets of any
Foreign Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, each Foreign Borrower shall indemnify such Foreign Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

           SECTION 3.02. CONTRIBUTION AND SUBROGATION. Each Foreign Guarantor (a "CONTRIBUTING GUARANTOR") agrees (subject to Section 3.03) that, in the event a payment shall be made by any Foreign Guarantor hereunder or assets of any Foreign Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such Foreign Guarantor (the "CLAIMING GUARANTOR") shall not have been fully indemnified by the Foreign Borrowers as provided in
Section 3.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Foreign Guarantors on the date hereof (or, in the case of any Foreign Subsidiary Guarantor becoming a party hereto pursuant to
Section 4.13, the date of the Supplement hereto executed and delivered by such Foreign Subsidiary Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Guarantor under Section 3.01 to the extent of such payment.

           SECTION 3.03. SUBORDINATION. Notwithstanding any provision of this Agreement to the contrary, all rights of the Foreign Guarantors under Sections
3.01 and 3.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be and are hereby fully subordinated to the indefeasible payment in full in cash of the Foreign Obligations. No failure on the part of either Foreign Borrower or any other Foreign Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Foreign Guarantor with respect to its obligations hereunder, and each Foreign Guarantor shall remain liable for the full amount of the obligations of such Foreign Guarantor hereunder.

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                                                                              10

                                   ARTICLE IV

                                  MISCELLANEOUS

           SECTION 4.01. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.03 of the Credit Agreement. All communications and notices hereunder to any Foreign Guarantor shall be given to it (i) in the case of a Foreign Guarantor incorporated under the laws of Canada, in care of the Canadian Borrower as provided in Section 10.03 of the Credit Agreement and (ii) in the case of a Foreign Guarantor incorporated under the laws of England and Wales, in care of the UK Borrower as provided in Section 10.03 of the Credit Agreement.

           SECTION 4.02. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Foreign Credit Parties in the Credit Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Credit Document shall be considered to have been relied upon by the other parties hereto and shall survive (except as otherwise provided in the applicable Credit Documents) the execution and delivery of the Credit Documents and the making of any Loans, the acceptance and purchase of any B/As and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, any other Agent, the Letter of Credit Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect (except as otherwise provided in the applicable Credit Documents) as long as the principal of, premium (if any) or any accrued interest on any Loan or B/A or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

           SECTION 4.03. BINDING EFFECT; SEVERAL AGREEMENT. This Agreement shall become effective as to any Foreign Guarantor when a counterpart hereof executed on behalf of such Foreign Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Foreign Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Foreign

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                                                                              11

Guarantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Foreign Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Foreign Guarantor and may be amended, modified, supplemented, waived or released with respect to any Foreign Guarantor without the approval of any other Foreign Guarantor and without affecting the obligations of any other Foreign Guarantor hereunder.

           SECTION 4.04. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Foreign Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

           SECTION 4.05. COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) Each Foreign Guarantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iii) the failure of any Foreign Guarantor to perform or observe any of the provisions hereof.

           (b) Without limitation of its indemnification obligations under the other Credit Documents and without duplication of any amounts paid pursuant to clause (a) of this Section 4.05, each Foreign Guarantor jointly and severally agrees to indemnify the Collateral Agent, each other Agent and each Lender and their respective officers, directors, employees, representatives, trustees, affiliates and agents (each, an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or

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proceeding relating hereto, whether or not any Indemnitee is a party thereto;
PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

           (c) Any such amounts payable as provided hereunder shall be additional Obligations guaranteed hereby. The provisions of this Section 4.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Foreign Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 4.05 shall be payable on written demand therefor.

           SECTION 4.06. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

           SECTION 4.07. WAIVERS; AMENDMENT. (a) No failure or delay by the Collateral Agent, any other Agent or any other Secured Party in exercising any right or power hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, each other Agent and the other Secured Parties hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Foreign Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.07, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, the acceptance and purchase of a B/A or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any other Agent, any Lender or the Letter of Credit Issuer may have had notice or knowledge of such Default at the time.

           (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Foreign Guarantor or Foreign Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.04 of the Credit Agreement.

           SECTION 4.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

           SECTION 4.09. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

           SECTION 4.10. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute a single contract (subject to Section 4.03), and shall become effective as provided in Section 4.03. Delivery of an executed signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

           SECTION 4.11. HEADINGS. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

           SECTION 4.12 JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each of the Foreign Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Credit Document shall affect any right that the Collateral Agent, any other Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against either of the Foreign Borrowers or any other Foreign Guarantors or any of their properties in the courts of any jurisdiction.

           (b) Each of the Foreign Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

           (c) Each Foreign Guarantor irrevocably consents to service of process in the manner provided for notices in Section 10.07 of the Credit Agreement. Nothing in this Agreement or any other Credit Document will affect the right of any Secured Party to serve process in any other manner permitted by law.

           SECTION 4.13. TERMINATION OR RELEASE. (a) This Agreement and the guarantees hereunder shall terminate when all the Foreign Credit Agreement Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend to either Foreign Borrower or purchase and accept B/As under the Credit Agreement.

           (b) A Foreign Subsidiary Guarantor shall automatically be released from its obligations hereunder

(i) upon the designation by the US Borrower of such Foreign Subsidiary Guarantor as an Unrestricted Subsidiary, PROVIDED that such designation was permitted by the Credit Agreement, and (ii) in the event that all the capital stock of such Foreign Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not Holdings or a Subsidiary of Holdings in accordance with the terms of the Credit Agreement, PROVIDED that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

           (c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 4.13, the Collateral Agent shall execute and deliver to any Foreign Guarantor at such Foreign Guarantor's expense, all documents that such Foreign Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this
Section 4.13 shall be without recourse to or warranty by the Collateral Agent.

           SECTION 4.14. ADDITIONAL FOREIGN SUBSIDIARY GUARANTORS. Pursuant to
Section 6.11 of the Credit Agreement, each Foreign Subsidiary of the US Borrower that was not in existence or not a Foreign Subsidiary of the US Borrower on the date of the Credit Agreement is required to enter into this Agreement as a Foreign Subsidiary Guarantor (except to the extent that the entering into of this Foreign Guaranty would not be permitted under applicable law). Upon execution and delivery by the Collateral Agent and a Foreign Subsidiary of the US Borrower of an instrument in the form of Annex I, such Foreign Subsidiary shall become a Foreign Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Foreign Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any Foreign Guarantor hereunder. The rights and obligations of each Foreign Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Foreign Subsidiary Guarantor as a party to this Agreement.

           SECTION 4.15. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Foreign Guarantor against any of and all the obligations of such Foreign Guarantor now or hereafter existing under this Agreement held by such Secured Party or any of its Affiliates, irrespective of whether or not such Secured Party or any of its Affiliates shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Secured Party and each of its Affiliates under this Section 4.15 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party and each of its Affiliates may have. The applicable Secured Party agrees to notify the applicable Foreign Guarantor after any such setoff and application made by such Secured Party; provided that the failure to give notice shall not affect the validity of such setoff and application.

           SECTION 4.16. CALCULATING CANADIAN INTEREST. For purposes of the Interest Act (Canada) only, (a) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (i) the applicable rate based on a year of 360 days or 365 days, as the case may be, (ii) MULTIPLIED by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (iii) DIVIDED by 360 or 365, as the case may be, (b) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement and (c) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

           SECTION 4.17. FOREIGN CURRENCY OBLIGATIONS. Except as otherwise provided in the Credit Agreement, each Foreign Guarantor will make payment relative to each Foreign Obligation in the currency (the "ORIGINAL CURRENCY") in which the applicable Foreign Borrower or Foreign Credit Party is required to pay such Foreign Obligation. If the Foreign Guarantor makes payment relative to any Foreign Obligation in a currency (the "OTHER CURRENCY") other than the Original Currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment will constitute a discharge of the liability of the Foreign Guarantor hereunder in respect of such Foreign Obligation only to the extent of the amount of the Original Currency that the Applicable Agent or the Collateral Agent, as applicable, is able to purchase in accordance with the terms of the Credit Agreement with the amount it receives on the date of receipt. If the amount of the Original Currency that the Applicable Agent or the Collateral Agent, as applicable, is able to purchase is less than the amount of such currency originally due to it in respect to the relevant Foreign Obligation, the Foreign

Guarantor will indemnify and save each Agent and each other Secured Party harmless from and against any loss or damage arising as a result of such deficiency. This indemnity will constitute a Foreign Obligation separate and independent from the other Foreign Obligations contained in this Foreign Guaranty, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by any Agent or any other Secured Party and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgement or order.

           SECTION 4.18. TAXES PAYABLE BY FOREIGN GUARANTOR. Except as otherwise provided in the Credit Agreement, all payments to be made by the Foreign Guarantor hereunder will be made free and clear of and without deduction for any taxes, levies, duties, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever. If at any time any applicable law, regulation or international agreement requires the Foreign Guarantor to make any such deduction or withholding from any such payment, the sum due from the Foreign Guarantor with respect to such payment will be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Applicable Agent or the Collateral Agent, as applicable, receives an amount equal to the sum that it would have received had no deduction or withholding been required, except as otherwise provided by the Credit Agreement.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                                   SIFTO CANADA INC.,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                   SALT UNION LIMITED,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                   IMC GLOBAL (EUROPE) LIMITED,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                   IMC GLOBAL (UK) LIMITED,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                   LONDON SALT LIMITED,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                   DIRECT SALT SUPPLIES LIMITED,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:

                                                   J.T. LUNT & CO. (NANTWICH)
                                                   LIMITED,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                   JPMORGAN CHASE BANK, as
                                                   Collateral Agent,

                                                      by
                                                        ----------------------
                                                        Name:
                                                        Title:

                                                                   Schedule I to
                                                            the Foreign Guaranty

                          FOREIGN SUBSIDIARY GUARANTORS


IMC Global (Europe) Limited

IMC Global (UK) Limited

London Salt Limited

Direct Salt Supplies Limited

J.T. Lunt & Co. (Nantwich) Limited

                                                                  Annex I to the
                                                                Foreign Guaranty

               SUPPLEMENT NO. __ dated as of , to the Foreign Guaranty dated as of November 28, 2001, among SIFTO CANADA INC., a company incorporated under the laws of the province of Ontario, Canada (the "CANADIAN BORROWER"), SALT UNION LIMITED, a company incorporated under the laws of England and Wales (the "UK BORROWER" and, together with the Canadian Borrower, the "FOREIGN BORROWERS"), each other Foreign Subsidiary of SALT HOLDINGS CORPORATION, a Delaware corporation ("HOLDINGS"), listed on
               Schedule I thereto (the "FOREIGN SUBSIDIARY GUARANTORS"; the Foreign Borrowers and the Foreign Subsidiary Guarantors are referred to collectively herein as the "FOREIGN GUARANTORS") and JPMORGAN CHASE BANK, a New York banking corporation ("CHASE"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined therein).

     A. Reference is made to the Credit Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Holdings, Compass Minerals Group, Inc., a Delaware corporation, the Foreign Borrowers, the lenders from time to time party thereto (the "LENDERS"), Chase, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), J.P. MORGAN BANK CANADA, as Canadian Agent, and CHASE MANHATTAN INTERNATIONAL LIMITED, as UK Agent.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Foreign Guaranty and in the Credit Agreement.

     C. The Foreign Guarantors have entered into the Foreign Guaranty in order to induce the Lenders to make Loans and accept and purchase B/As and the Letter of Credit Issuer to issue Letters of Credit. Section 4.13 of the Foreign Guaranty provides that additional Foreign Subsidiaries of the US Borrower may become Foreign Subsidiary Guarantors under the Foreign Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Foreign Subsidiary of Holdings (the "NEW FOREIGN SUBSIDIARY") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Foreign Subsidiary Guarantor under the Foreign Guaranty in order to induce the Lenders to make additional

Loans and accept and purchase additional B/As and the Letter of Credit Issuer to issue additional Letters of Credit and as consideration for Loans previously made and B/As previously accepted and purchased and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Foreign Subsidiary agree as follows:

     SECTION 1. In accordance with Section 4.13 of the Foreign Guaranty, the New Foreign Subsidiary by its signature below becomes a Foreign Subsidiary Guarantor under the Foreign Guaranty with the same force and effect as if originally named therein as a Foreign Subsidiary Guarantor and the New Foreign Subsidiary hereby
(a) agrees to all the terms and provisions of the Foreign Guaranty applicable to it as a Foreign Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Foreign Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Foreign Subsidiary Guarantor" in the Foreign Guaranty shall be deemed to include the New Foreign Subsidiary. The Foreign Guaranty is hereby incorporated herein by reference.

     SECTION 2. The New Foreign Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Foreign Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 5. Except as expressly supplemented hereby, the Foreign Guaranty shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Foreign Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Foreign Guaranty. All communications and notices hereunder to the New Foreign Subsidiary shall be given to it in care of the US Borrower as provided in Section 10.03 of the Credit Agreement.

     SECTION 9. The New Foreign Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Foreign Subsidiary and the Collateral Agent have duly executed this Supplement to the Foreign Guaranty as of the day and year first above written.

                                               [Name Of New Foreign Subsidiary],

                                                      by
                                                        ------------------------
                                                        Name:
                                                        Title:
                                                        Address:

                                                JPMORGAN CHASE BANK, as
                                                Collateral Agent,

                                                      by
                                                        ------------------------
                                                        Name:
                                                        Title: